Fees Summary	Aug. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	8,728.18
Total Transaction Valuation	57,009,687.00
Total Offset Amount	7,355.35
Net Fee	$ 1,372.83